Hippo Holdings (NYSE: HIPO) Consolidated Line of Business Reporting 1Q2025 to 1Q2026 1

hippo

Key Operating and Financial Metrics

(in millions, except per share data, unaudited)

	2025				2026
	Q1	Q2	Q3	Q4	Q1
Gross Written Premium	$210.9	$298.6	$ 311.2	$287.9	$332.4
Net Written Premium	100.3	106.9	117.9	97.2	101.4
Net Retention	48 %	36 %	38 %	34 %	31 %
Total Revenue	$ 110.3	$ 117.3	$120.6	$120.4	$ 121.5
Net Income (Loss)[1]	(47.7)	1.3	98.1	6.0	7.1
Adjusted Net Income (Loss)[1][2]	(35.1)	17.0	18.3	17.6	17.2
Basic Earnings (Loss) per Share[1]	(1.91)	0.05	3.90	0.24	0.27
Diluted Earnings (Loss) per Share[1]	(1.91)	0.05	3.77	0.23	0.27
Diluted Adjusted Earnings (Loss) per Share[1][2]	(1.41)	0.65	0.70	0.67	0.65
Net Loss Ratio	105.9 %	47.0 %	48.0 %	45.9 %	48.0 %
Expense Ratio	53.3 %	53.1 %	52.0 %	53.5 %	51.5 %
Combined Ratio	159.2 %	100.1 %	100.0 %	99.4 %	99.5 %
Book Value Per Share (BVPS)	$12.83	$13.02	$16.64	$16.97	$17.23
Tangible Book Value Per Share (TBVPS)[2]	$10.31	$10.61	$14.37	$14.76	$15.09

(1) Attributable to Hippo

(2) Indicates non-GAAP financial measure; see "Reconciliation of Non GAAP Financial Measures to Their Most Directly Comparable GAAP Financial Measures"

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hippo

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO THEIR MOST DIRECTLY COMPARABLE GAAP FINANCIAL MEASURES

(in millions, except share and per share data, unaudited)

Adjusted Net Income (Loss)

	2025				2026
	Q1	Q2	Q3	Q4	Q1
Net income (loss) attributable to Hippo	$ (47.7)	$ 1.3	$ 98.1	$ 6.0	$ 7.1
Adjustments:					
Depreciation and amortization	5.6	5.3	4.7	4.8	4.8
Stock-based compensation	7.7	7.9	7.0	6.7	6.5
Fair value adjustments	(0.5)	0.3	—	(0.4)	—
Other one-off transactions	(0.2)	1.0	(0.3)	0.5	(1.2)
Impairment and restructuring charges	—	1.2	3.8	—	—
Gain on sale of a business	—	—	(95.0)	—	—
Adjusted net income (loss)	$ (35.1)	$ 17.0	$ 18.3	$ 17.6	$ 17.2

Diluted Adjusted Earnings (Loss) per Share

	2025				2026
	Q1	Q2	Q3	Q4	Q1
Adjusted net income (loss)	$ (35.1)	$ 17.0	$ 18.3	$ 17.6	$ 17.2
Weighted-average common shares outstanding, diluted	24,978,901	26,023,780	26,025,069	26,245,980	26,354,271
Diluted Adjusted Earnings (Loss) per Share	$ (1.41)	$ 0.65	$ 0.70	$ 0.67	$ 0.65

Annualized Adjusted Return on Equity

	2025				2026
	Q1	Q2	Q3	Q4	Q1
Annualized Adjusted net income (loss)	$ (140.4)	$ 68.0	$ 73.2	$ 70.4	$ 68.8
Average Hippo Stockholders' Equity	342.5	327.7	377.0	428.8	442.4
Annualized Adjusted Return on Equity	(41)%	21 %	19 %	16 %	16 %

Tangible Book Value Per Share

	2025				2026
	Q1	Q2	Q3	Q4	Q1
Hippo Stockholders' Equity	$ 322.8	$ 332.5	$ 421.5	$ 436.1	$ 448.7
Less: Intangible assets	16.1	14.3	14.0	13.8	13.6
Less: Capitalized internal use software	47.4	47.2	43.3	43.0	42.3
Tangible stockholders' equity	$ 259.3	$ 271.0	$ 364.2	$ 379.3	$ 392.8
Shares outstanding	25,157,214	25,543,053	25,337,366	25,699,704	26,035,917
Tangible book value per share	$ 10.31	$ 10.61	$ 14.37	$ 14.76	$ 15.09

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hippo

SUPPLEMENTAL FINANCIAL INFORMATION
(in millions, unaudited)

Net Loss, Expense, and Combined Ratio

	2025				2026
	Q1	Q2	Q3	Q4	Q1
Net Earned Premium	$ 87.3	$ 94.0	$ 99.7	$ 99.1	$ 98.9
Catastrophe losses	53.4	8.0	(0.3)	(1.0)	4.3
Non-catastrophe losses	39.0	36.5	47.8	46.5	43.2
Loss and loss adjustment expenses	$ 92.4	$ 44.5	$ 47.5	$ 45.5	$ 47.5
Catastrophe losses ratio	61.2 %	7.5 %	— %	(1.0)%	4.3 %
Non-catastrophe losses ratio	44.7 %	38.8 %	48.0 %	46.9 %	43.7 %
Net loss ratio	**105.9 %**	**47.0 %**	**48.0 %**	**45.9 %**	**48.0 %**
Insurance related expenses	$ 30.2	$ 32.8	$ 32.9	$ 35.4	$ 34.9
Technology and development	8.1	8.1	8.0	8.3	9.4
Sales and marketing	8.9	9.2	8.0	7.3	6.3
General and administrative	16.5	17.4	16.5	16.7	16.2
Less: commission income, net and service and fee income	(17.2)	(17.6)	(13.6)	(14.7)	(15.9)
Total net expenses	$ 46.5	$ 49.9	$ 51.8	$ 53.0	$ 50.9
Expense Ratio	**53.3 %**	**53.1 %**	**52.0 %**	**53.5%**	**51.5%**
Combined Ratio	**159.2 %**	**100.1 %**	**100.0 %**	**99.4%**	**99.5%**
Prior accident year developments					
Loss and loss adjustment expenses	$ (3.1)	$ (7.0)	$ (0.5)	$ 1.1	$ (2.5)
Net loss ratio	(3.6)%	(7.4)%	(0.5)%	1.0 %	(2.6)%
Net accident year loss ratio	109.5 %	54.4 %	48.5 %	44.9 %	50.6 %
Net accident year loss ratio x catastrophe losses	48.3 %	46.9 %	48.5 %	45.9 %	46.3 %

Gross and Net Loss Ratio

	2025				2026
	Q1	Q2	Q3	Q4	Q1
Gross Losses and LAE	$ 211.8	$ 87.8	$ 100.6	$ 134.8	$ 147.2
Gross Earned Premium	222.8	238.5	253.0	272.6	297.3
Gross Loss Ratio	**95 %**	**37 %**	**40 %**	**49.4 %**	**49.5 %**
Net Losses and LAE	$ 92.4	$ 44.5	$ 47.5	$ 45.5	$ 47.5
Net Earned Premium	87.3	94.0	99.7	99.1	98.9
Net Loss Ratio	**105.9 %**	**47 %**	**48 %**	**45.9 %**	**48.0 %**

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hippo

Underwriting Data

The Company has a single reportable segment and offers property & casualty insurance products. Gross written premiums (GWP), Net written premiums (NWP), and Net earned premiums (NEP) by line of business are presented below.

Gross Written Premium (GWP) by Line of Business

	2025				2026
	Q1	Q2	Q3	Q4	Q1
Product					
Homeowners	$ 87.1	$ 100.0	$ 101.0	$ 91.0	$ 87.3
Renters	35.0	44.2	59.3	36.4	40.8
Commercial Multi-Peril	50.7	83.3	66.0	64.9	95.8
Casualty	34.3	64.9	76.3	88.4	100.6
Other	3.8	6.2	8.6	7.2	7.9
Total	$ 210.9	$ 298.6	$ 311.2	$ 287.9	$ 332.4

Net Written Premium (NWP) by Line of Business

	2025				2026
	Q1	Q2	Q3	Q4	Q1
Product					
Homeowners	$ 52.7	$ 63.0	$ 75.7	$ 63.5	$ 60.8
Renters	37.2	19.5	26.4	18.0	10.8
Commercial Multi-Peril	12.5	26.0	13.6	14.1	17.6
Casualty	1.1	1.5	3.7	2.3	12.9
Other	(3.2)	(3.1)	(1.5)	(0.7)	(0.7)
Total	$ 100.3	$ 106.9	$ 117.9	$ 97.2	$ 101.4

Net Earned Premium (NEP) by Line of Business

	2025				2026
	Q1	Q2	Q3	Q4	Q1
Product					
Homeowners	$ 61.6	$ 62.3	$ 63.9	$ 63.4	$ 62.7
Renters	16.6	18.7	18.7	18.4	17.0
Commercial Multi-Peril	6.6	11.9	13.8	15.5	15.9
Casualty	0.5	0.8	3.2	1.6	3.2
Other	2.0	0.3	0.1	0.2	0.1
Total	$ 87.3	$ 94.0	$ 99.7	$ 99.1	$ 98.9

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Information about Key Operating Metrics/Non-GAAP Financial Measures Adjusted Net Income (Loss) is a non-GAAP financial measure, defined as net income (loss) excluding the impact of certain items that may not be indicative of underlying business trends, operating results, or future outlook, net of tax impact. We calculate the tax impact only on adjustments which would be included in calculating our income tax expense using the estimated tax rate at which the Company received a deduction for these adjustments. We define adjusted net income (loss) as net income (loss) adjusted for, as applicable, (i) depreciation and amortization, (ii) stock-based compensation expense, (iii) the impact of other non-cash fair market value adjustments, (iv) impairment and restructuring related expenses, (v) gain or loss on the sale of a business, and (vi) other one-off transactions, which primarily include certain legal fees and settlement costs, that we consider to be unique in nature, net of tax impact. We exclude the impact of depreciation and amortization, stock-based compensation expense, and non-cash fair market value adjustments, because these are non-cash expenses or non-cash fair value adjustments and we believe that excluding these items provides meaningful information regarding performance and ongoing cash-generation potential. We exclude impairment and restructuring related expenses, gain or loss on sale of business, and other one-off transactions because such expenses are periodic in nature and have no direct correlation to the cost of operating our business on an ongoing basis that we consider to be unique in nature. Management uses this measure evaluate our underlying business performance. Adjusted net income (loss) does not reflect the overall profitability of our business. Diluted Adjusted Earnings (Loss) per Share is a non-GAAP financial measure defined as adjusted net income (loss) divided by the weighted-average common shares outstanding for the period, reflecting the dilution which could occur if equity-based awards are converted into common share equivalents as calculated using the treasury stock method. Management uses this measure to assess performance on a per-share basis across periods. Diluted adjusted earnings (loss) per share should not be viewed as a substitute for diluted earnings per share calculated in accordance with GAAP, and other companies may define diluted adjusted earnings (loss) per share differently. Annualized adjusted return on equity is a non-GAAP financial measure defined as adjusted net income (loss) expressed on an annualized basis as a percentage of average beginning and ending stockholders’ equity during the period. Management uses this measure to evaluate capital efficiency and returns generated on deployed capital. Annualized adjusted return on equity should not be viewed as a substitute for return on equity calculated using unadjusted GAAP numbers, and other companies may define adjusted return on equity differently. 5

Tangible Book Value Per Share is a non-GAAP financial measure defined as total stockholders’ equity, less intangible assets and capitalized internal use software, divided by the outstanding number of shares of our common stock at the end of the relevant period. Management uses this measure to evaluate changes from period to period in book value per share exclusive of changes in intangible assets in order to assess capital position and balance sheet strength. Tangible book value per share should not be viewed as a substitute for book value per share calculated in accordance with GAAP, and other companies may define tangible book value per share differently. These Non-GAAP financial measures are in addition to, and not a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP and should not be considered as an alternative to net income, operating income or any other performance measures derived in accordance with GAAP. Reconciliations of these Non- GAAP financial measures to their most directly comparable GAAP counterpart is included above. We believe that these non-GAAP measures of financial results provide useful supplemental information to investors about Hippo. Cautionary Note Regarding Forward-Looking Statements Certain statements included in this press release that are not historical facts are forward- looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. These statements include, without limitation, statements regarding the financial position, business strategy, and the plans and objectives of management for Hippo Holdings Inc. (together with its subsidiaries, “Hippo,” the “Company,” “we,” “us” and “our”) for future operations. These statements constitute projections, forecasts, and forward-looking statements, and are not guarantees of performance. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. Forward-looking statements generally are accompanied by words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “future,” “intend,” “may,” “might,” “outlook,” “plan,” “possible,” “potential,” “predict,” “project,” “seek,” “seem,” “should,” “strive,” “will,” “would,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this press release include, for example, statements about: • our future results of operations and financial condition, including estimates and forecasts of financial and operating results and performance metrics, and our ability to attain and maintain profitability; 6

• our business strategy, including our cost reduction efforts, our diversified distribution strategy, and our plans to expand into new markets and new products; • our ability to grow our business and, if such growth occurs, to effectively manage such growth, including the growth and development of our builder network and other distribution channels; • customer satisfaction and our ability to attract, retain, and expand our customer base; • our ability to maintain and enhance our brand and reputation, including the quality of our products and services; • our expectations about our book of business, including our ability to cross-sell and to attain greater value from each customer; • the effects of seasonal and cyclical trends on our results of operations; • our ability to compete effectively in the segments of the insurance industry in which we operate; • our ability to underwrite risks accurately and charge competitive yet profitable rates to our customers, and the sufficiency of the analytical models we use to assess and predict exposure to catastrophe losses; • our ability to maintain reinsurance contracts and our near- and long-term strategies and expectations with respect to the availability, adequacy, coverage, limits, pricing, and cession of insurance risk; • our ability to utilize, develop, and protect our proprietary technology, digital platform, and intellectual property; • our ability to leverage our data, technology, and geographic diversity to help manage risk; • our ability to expand our product offerings or improve existing ones; • our ability to attract and retain personnel, including our officers and key employees; • potential harm caused by outages or interruptions in, or delays to, services provided by our third-party providers, including our data vendors; • potential harm caused by misappropriation of our data and compromises in cybersecurity, and our ability to receive, process, store, use, and share data in compliance with laws and regulations related to data privacy and data security; 7

• potential harm caused by changes in internet search engines’ methodologies; • our denial of claims or our failure to accurately and timely pay claims; • the effects of severe weather events and other natural or man-made catastrophes, including the effects of climate change, global pandemics, and terrorism; • any overall decline in economic activity; • regulators’ identification of errors in the policy forms we use, the rates we charge, and our customer communications, including cancellations, non-renewals, and reinstatements, through market conduct exams, complaints, or other inquiries; • our ability to navigate extensive insurance industry regulations and the scrutiny of state insurance regulators, and the effects of existing or new legal or regulatory requirements on our business, including with respect to maintenance of risk-based capital and financial strength ratings, the insurance industry generally, and data privacy and cybersecurity, in the United States and internationally; • our expected use of cash on our balance sheet, our future capital needs, and our ability to raise additional capital; • fluctuations in our results of operations and operating metrics; and • our public securities’ liquidity and trading. These statements are based on the current expectations of Hippo’s management and are not predictions of actual performance. You should not rely upon forward-looking statements as predictions of future events. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions, and many actual events and circumstances are beyond the control of Hippo. Although we believe that we have a reasonable basis for each forward-looking statement contained in this press release, we cannot guarantee that the future results, levels of activity, performance, events, and circumstances reflected in the forward-looking statements will be achieved or occur at all. These forward-looking statements are subject to a number of risks, uncertainties, and other factors, including those described above and other risks set forth in the sections entitled “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, and in other documents that may be filed by the Company from time to time with the Securities and Exchange Commission (the “SEC”). Moreover, we operate in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time, and it is not possible for us to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this press release. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking 8 statements. There may be additional risks that Hippo does not presently know or that Hippo currently believes are immaterial that could also cause actual results, events, or circumstances to differ materially from those described in the forward-looking statements. These forward-looking statements are based on information available as of the date of this press release and reflect Hippo’s expectations, plans, forecasts, and views of future events as of that date. Accordingly, forward-looking statements should not be relied upon as representing Hippo’s views as of any subsequent date, and Hippo does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events, or otherwise, except as may be required under applicable securities laws. While Hippo may elect to update these forward-looking statements at some point in the future, Hippo specifically disclaims any obligation to do so. Accordingly, undue reliance should not be placed upon the forward-looking statements. Rounding Certain monetary amounts, percentages, and other figures included in this release have been subject to rounding adjustments. The sum of individual metrics may not always equal total amounts indicated due to rounding. Contacts Investors: Charles Sebaski Investors@hippo.com Press: Mark Olson press@hippo.com 9